UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

HARTMAN vREIT XXI, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Joint Venture Investment

On November 14, 2016, Hartman vREIT XXI, Inc. (the “Company”) contributed $100,000 to Hartman Village Pointe, LLC (“Hartman Village Pointe”), a joint venture between the Company and Hartman XX Limited Partnership (“Hartman XX LP”), the operating partnership of Hartman Short Term Income Properties XX, Inc., an affiliate of the Company.

The Company received a 2.65% membership interest in Hartman Village Pointe in exchange for its capital contribution. Hartman XX LP received a 97.35% membership interest in Hartman Village Pointe in exchange for its capital contribution of $3,675,000 to Hartman Village Pointe.  The initial property manager of Hartman Village Pointe is Hartman Income REIT Management, Inc., the Company’s affiliated property manager, as described below under item 2.01.

Pursuant to the terms of a membership purchase agreement between the Company and Hartman XX LP, the Company may acquire up to all of the membership interest of Hartman XX LP in Hartman Village Pointe, and vice versa.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On November 14, 2016, Hartman XX LP assigned its interest in the Contract of Sale, dated October 14, 2016 (the “Purchase Agreement”), for the acquisition of a retail shopping center located in San Antonio, Texas commonly known as Village Pointe (the “Village Pointe Property”) to Hartman Village Pointe.

Pursuant to the Purchase Agreement, on November 14, 2016, Hartman Village Pointe acquired a fee simple interest in the Village Pointe Property from an unrelated third party seller, for a purchase price, as amended, of $7,050,000, exclusive of closing costs. Hartman Village Pointe financed the payment of the purchase price for the Village Pointe Property with Hartman XX LP’s and the Company’s capital contributions to Hartman Village Pointe and the proceeds of a mortgage loan to Hartman Village Pointe from Hartman XX LP, as discussed under Item 2.03 below.

The Village Pointe Property was built in 1982 and renovated in 2015 and contains approximately 54,246 square feet of gross leasable area. As of November 15, 2016, the Village Pointe Property was 93% occupied by 11 tenants.

An acquisition fee of approximately $176,250 was earned by Hartman Advisors LLC, the Company’s affiliated external advisor, in connection with the purchase of the Village Pointe Property.

The description of the material items of the Purchase Agreement described herein is qualified in its entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Property Management

On November 14, 2016, Hartman Village Pointe and Hartman Income REIT Management, Inc., the Company’s affiliated property manager (the “Property Manager”), entered into a Real Property Management Agreement (the “Management Agreement”), pursuant to which the Property Manager will manage and be the exclusive leasing agent for the Village Pointe Property. Pursuant to the terms of the Management Agreement, Hartman Village Pointe will pay the Property Manager a monthly management fee of 5% of the Village Pointe Property’s effective gross revenues (as defined in the Management

Agreement). Hartman Village Pointe will also pay the Property Manager a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the Village Pointe Property for new leases and for the renewal of existing leases. The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days’ prior written notice of its desire to terminate the Management Agreement. Hartman Village Pointe or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so. Hartman Village Pointe may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

     Arrangement of a Registrant.

In connection with the acquisition of the Village Pointe Property, Hartman XX LP loaned $3,525,000 to Hartman Village Pointe (the “Village Pointe Loan”). The Village Pointe Loan is evidenced by a promissory note and secured by a deed of trust dated November 14, 2016.

The Village Pointe Loan accrues interest at the rate of 10% per annum. Payments of interest only on the Village Pointe Loan are due monthly beginning on December 1, 2016. The entire outstanding balance of the Village Pointe Loan, plus all accrued interest thereon, is due and payable on demand upon 10 days’ written notice to Hartman Village Pointe.

The promissory note evidencing the Village Pointe Loan provided for a loan origination fee of 2% of the loan amount, or $70,500, payable to Hartman XX LP.

The description of the material terms of the Village Pointe Loan and the related agreements described herein is qualified in its entirety by the agreements attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

It is impractical to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time. The Company hereby confirms that any required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)

Pro Forma Financial Information

See paragraph (a) above.

(d) Exhibits.

Exhibit	Description
10.1	Contract of Sale dated October 14, 2016 by Hartman XX Limited Partnership and Village Pointe Investors, L.P.
10.2	First Amendment to Contract of Sale dated October 14, 2016 by Hartman XX Limited Partnership and Village Pointe Investors, L.P.
10.3	Promissory Note dated November 14, 2016 by Hartman Village Pointe, LLC in favor of Hartman XX Limited Partnership
10.4	Deed of Trust, Security Agreement and Assignment of Rents dated November 14, 2016 by Hartman Village Pointe, LLC in favor of Hartman XX Limited Partnership

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: November 18, 2016	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Contract of Sale dated October 14, 2016 by Hartman XX Limited Partnership and Village Pointe Investors, L.P.
10.2	First Amendment to Contract of Sale dated October 14, 2016 by Hartman XX Limited Partnership and Village Pointe Investors, L.P.
10.3	Promissory Note dated November 14, 2016 by Hartman Village Pointe, LLC in favor of Hartman XX Limited Partnership
10.4	Deed of Trust, Security Agreement and Assignment of Rents dated November 14, 2016 by Hartman Village Pointe, LLC in favor of Hartman XX Limited Partnership